                                                                   EXHIBIT 10.6

                        FIRST AMENDMENT TO CONSULTING AGREEMENT


         This First Amendment to Consulting Agreement (the "Amendment") is by and between Mitcham Industries, Inc., a Texas corporation (the "Company") and Billy F. Mitcham, Sr. (the "Consultant"), amending by written agreement certain provisions of that certain Consulting Agreement by and between the Company and the Consultant, effective April 1, 1994 (the "Consulting Agreement").

         For good and valuable consideration, the sufficiency and receipt of which are acknowledged hereby, the Company and the Consultant agree as follows:

         (a) the $5,000 monthly fee that is payable to the Consultant as set forth in Section 4 of the Consulting Agreement, shall be increased to $5,500 effective the date hereof; and

         (b) unless terminated sooner pursuant to the terms of the Consulting Agreement, the term during which the Consultant will perform the Consulting Services shall be extended to January 31, 1999.

         All terms not defined herein shall have the same meaning as set forth in the Consulting Agreement. This Extension Agreement makes no other changes to the Consulting Agreement. In addition, the Consulting Agreement is ratified and confirmed as being in full force and effect in accordance with its terms and provisions, as amended by this Extension Agreement.

         Executed to be effective this the 15th day of January 1997.


                                        The Company:

                                        Mitcham Industries, Inc.



                                        By: /s/ BILLY F. MITCHAM, JR.
                                           ----------------------------------
                                           Billy F. Mitcham, Jr., President

                                        The Consultant:



                                        /s/ BILLY F. MITCHAM, SR.
                                        -------------------------------------
                                        Billy F. Mitcham, Sr.